                            TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 1999 for the Collection Period of
                             July 1 through July 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                   749,988,732.51
Discounted Principal Balance                                                            749,988,732.51
Servicer Advance                                                                          1,324,812.20
Servicer Payahead                                                                         1,260,008.73
Number of Contracts                                                                             34,185
Weighted Average Lease Rate                                                                       6.81%
Weighted Average Remaining Term                                                                   33.8
Servicing Fee Percentage                                                                          1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                                        749,953,731.26
  Discounted Principal Balance                                                          749,642,328.82
  Servicer Advances                                                                       2,002,168.75
  Servicer Pay Ahead Balance                                                              1,819,059.93
  Maturity Advances Outstanding                                                                      -
  Number of Current Contracts                                                                   36,726
  Weighted Average Lease Rate                                                                     6.84%
  Weighted Average Remaining Term                                                                 25.0


------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                  28,124,577.47
 Specified Reserve Fund Percentage                                                                5.50%
 Specified Reserve Fund Amount                                                           41,249,380.29
 Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                6.50%
 Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                           48,749,267.61

                                                    Class A              Class B             Total
                                                    Amount                Amount             Amount
                                                    -------              -------             ------
 Beginning Balance                                38,009,813.43        1,095,750.00      39,105,563.43
 Withdrawal Amount                                            -                   -                  -
 Transferor Excess                                   858,400.40                             858,400.40
                                       ---------------------------------------------------------------
 Ending Balance                                   38,868,213.83        1,095,750.00      39,963,963.83
 Specified Reserve Fund Balance                   40,153,630.29        1,095,750.00      41,249,380.29
                                       ---------------------------------------------------------------
 Release to Transferor                                       -                 -                     -
 Cumulative Withdrawal Amount                                -                 -                     -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                             Vehicles
                                                                          --------
  Liquidated Contracts                                                       78
                                                                             --
  Discounted Principal Balance                                                            1,648,731.51
  Net Liquidation Proceeds                                                               (1,198,716.44)
  Recoveries - Previously Liquidated Contracts                                              (15,211.13)
                                                                                 ---------------------
  Aggregate Credit Losses for the Collection Period                                         434,803.94
                                                                                 =====================
  Cumulative Credit Losses for all Periods                                                1,739,315.40
                                                                                 =====================
  Repossessed in Current Period                                              50
                                                                             --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                             Charge-Off Rate
                                                                                 -----------------------
    Second Preceding Collection Period                                                            0.37%
    First Preceding Collection Period                                                             0.52%
    Current Collection Period                                                                     0.70%

--------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
------------
Three Month Average                                                                               0.53%
Charge-off Rate Indicator ( > 1.25%)                                                  CONDITION NOT MET
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                Percent           Accounts          Percent        ANIV
                                                     -------           --------          -------        ----
 31-60 Days Delinquent                                0.93%              341              0.91%       6,837,789.42
 61-90 Days Delinquent                                0.07%               25              0.08%         566,381.67
 Over 90 Days Delinquent                              0.02%                6              0.02%         120,605.34
                                                                     -----------                     -------------
  Total Delinquencies                                                    372                          7,524,776.43
                                                                     ===========                     =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                           0.10%
 First Preceding Collection Period                                                                            0.08%
 Current Collection Period                                                                                    0.08%

-------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
-------------
Three Month Average                                                                                           0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                       CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                            Vehicles
                                                                       --------
  Matured Lease Vehicle Inventory Sold                                     3                             38,241.08
                                                                           -
  Net Liquidation Proceeds                                                                              (35,073.60)
                                                                                                       -----------
  Net Residual Value (Gain) Loss                                                                          3,167.48
                                                                                                       ===========
  Cumulative Residual Value (Gain) Loss all periods                                                       5,903.89
                                                                                                       ===========

                                                                                        Average            Average
                                           Number      Scheduled      Sale          Net Liquidation        Residual
MATURED VEHICLES SOLD FOR                   Sold      Maturities      Ratio            Proceeds             Value
EACH COLLECTION PERIOD:                    ------     ----------      -----         ---------------        --------
  Second Preceding Collection Period         1             0         100.00%           11,307.20         12,103.80
  First Preceding Collection Period          1             0         100.00%            8,059.00          9,863.68
  Current Collection Period                  3             0         100.00%           11,691.20         13,278.39
  Three Month Average                                                                  10,887.96         12,360.53

                                                                                                       -----------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                              88.09%
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------

                                                                                    CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                AMOUNT/RATIO           TEST MET?
---------------                                                                     --------------          ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                100.00%               YES

b) Number of Scheduled Maturities > 500                                                      0                 NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values         88.09%                NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                  CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------

                            TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 1999 for the Collection Period of
                             July 1 through July 31, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                             Certificate Balance        Class A1      Class A2
                                                                             -------------------        --------      --------
                                                            Total           Percent     Balance         Balance        Balance
------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
 Interest Collections                                      5,326,280.70
 Net Investment Income                                        13,714.34
 Non-recoverable Advances                                    (53,740.29)
                                                          --------------
  Available Interest                                       5,286,254.75               5,180,529.66    1,332,136.19   2,992,020.19
 Class A1, A2, A3 Notional Interest Accrual Amount        (3,075,508.25)             (3,075,508.25)    (829,237.50) (1,914,848.75)
 Unreimbursed A1, A2, A3 Interest Shortfall                           -                          -               -              -
 Interest Accrual for Adjusted Class B Certificate Bal.     (282,419.42)               (282,419.42)
 Class B Interest Carryover Shortfall                                 -
 Servicer's Fee                                             (624,968.75)               (612,469.38)
 Capped Expenses                                             (15,745.94)                (15,431.02)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                          -
 Uncapped Expenses                                                    -                          -
                                                         --------------             --------------
 Total Unallocated Interest                                1,287,612.39               1,194,701.60
 Excess Interest to Transferor                                                       (1,194,701.60)
                                                         --------------             --------------

 Net Interest Collections Available                        1,287,612.39                          -
 Interest Collections Allocated to Losses                   (429,211.99)
 Accelerated Principal Distribution                                   -
                                                          --------------
 Deposit to Reserve Fund                                     858,400.40
                                                          --------------
 Withdrawal from Reserve Fund                                         -
                                                          --------------
PRINCIPAL:
 Certificate Principal Loss Amounts:
 Current Loss Amount                                        (437,971.42)               (429,211.99)
 Loss Reimbursement from Transferor                          429,211.99                 429,211.99
 Loss Reimbursement from Reserve Fund                                 -
                                                          --------------
 Transferor Ending Certificate Principal Loss Amount          (8,759.43)                         -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          --------------
 Ending Balance                                                       -
                                                          --------------
CLASS A INTEREST SUBORDINATED
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          --------------
 Ending Balance                                                       -
                                                          --------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          --------------
 Ending Balance                                                       -
                                                          --------------
CLASS B INTEREST SUBORDINATED:
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          --------------
 Ending Balance                                                       -
                                                          --------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                        -
 Allocations - Current Period                                         -                          -               -
 Allocations - Accelerated Principal Distribution                     -                          -               -              -
 Allocations - Not Disbursed Beginning of Period                      -                          -
 Allocations - Not Disbursed End of Period                            -                          -               -              -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                        -                          -               -              -
 Allocations - Current Period                              3,357,927.67               3,357,927.67      829,237.50   1,914,848.75
 Allocations - Not Disbursed Beginning of Period           3,357,927.67               3,357,927.67      829,237.50   1,914,848.75
 Allocations - Not Disbursed End of Period                 6,715,855.34               6,715,855.34    1,658,475.00   3,829,697.50

DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund                               858,400.40
 Total Allocation Amount                                   3,344,213.33               3,344,213.33      825,710.96   1,906,928.02
                                                          --------------             --------------    -------------- ------------
    Total Due To Trust                                     4,202,613.73               3,344,213.33      825,710.96   1,906,928.02
---------------------------------------------------------------------------------------------------------------------------------

                                                               Class A3                  Class B           Transferor Interest
                                                               --------                  -------           -------------------
                                                                Balance                  Balance         Interest       Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                2.00%
 Interest Collections
 Net Investment Income
 Non-recoverable Advances

  Available Interest                                            513,119.13            343,254.14       105,725.10
 Class A1, A2, A3 Notional Interest Accrual Amount             (331,422.00)
 Unreimbursed A1, A2, A3 Interest Shortfall                              -
 Interest Accrual for Adjusted Class B Certificate Bal.                              (282,419.42)
 Class B Interest Carryover Shortfall                                                          -
 Servicer's Fee                                                                                        (12,499.38)
 Capped Expenses                                                                                          (314.92)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                                            -
 Uncapped Expenses                                                                                              -
                                                                                                    --------------
 Total Unallocated Interest                                                                             92,910.80
 Excess Interest to Transferor                                                                       1,194,701.60
                                                                                                    --------------
 Net Interest Collections Available                                                                  1,287,612.40
 Interest Collections Allocated to Losses                                                             (429,211.99)
 Accelerated Principal Distribution                                                                             -
                                                                                                    --------------
 Deposit to Reserve Fund                                                                               858,400.41
                                                                                                     --------------

 Withdrawal from Reserve Fund

PRINCIPAL:
 Certificate Principal Loss Amounts:
 Current Loss Amount                                                                 (429,211.99)                        (8,759.43)
 Loss Reimbursement from Transferor                                                   429,211.99      (429,211.99)
 Loss Reimbursement from Reserve Fund                                               --------------   -----------------------------
 Transferor Ending Certificate Principal Loss Amount                                           -      (429,211.99)       (8,759.43)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS A INTEREST SUBORDINATED
 Beginning Balance
 Current increase (decrease)
 Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)
 Ending Balance

CLASS B INTEREST SUBORDINATED:
 Beginning Balance
 Current increase (decrease)

 Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                                                                                   -
 Allocations - Current Period
 Allocations - Accelerated Principal Distribution                                                                -
 Allocations - Not Disbursed Beginning of Period
 Allocations - Not Disbursed End of Period                              -                      -                 -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                          -                      -                 -
 Allocations - Current Period                                   331,422.00            282,419.42                 -
 Allocations - Not Disbursed Beginning of Period                331,422.00            282,419.42                 -
 Allocations - Not Disbursed End of Period                      662,844.00            564,838.84                 -

DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund
 Total Allocation Amount                                        330,063.63            281,510.73                 -               -
 Loss Reimbursement from Reserve Fund                           ----------            ----------     -----------------------------
    Total Due To Trust                                          330,063.63            281,510.73                 -               -
----------------------------------------------------------------------------------------------------------------------------------

                            TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 1999 for the Collection Period of
                             July 1 through July 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                   Certificate Balance               Class A1
                                                                   -------------------               --------
                                                  Total           Percent      Balance           Percent       Balance
--------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)         749,988,732.51
Discounted Principal Balance                  749,988,732.51
Initial Notional/Certificate Balance                       -      100.00%   735,000,000.00       25.71%     189,000,000.00
Percent of ANIV                                                                      98.00%                          25.20%
Certificate Factor                                                               1.0000000                       1.0000000
Notional/Certificate Rate                                                                                            5.265%
Targeted Maturity Dates                                                                                   December 25, 2000
Servicer Advance                                1,324,812.20
Servicer Payahead                               1,260,008.73
Number of Contracts                                   34,185
Weighted Average Lease Rate                             6.81%
Weighted Average Remaining Term                         33.8
Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                749,962,490.69
Discounted Principal Balance                  749,954,304.39
Notional/Certificate Balance                                                      735,000,000.00            189,000,000.00
Adjusted Notional/Certificate Balance                                              735,000,000.00           189,000,000.00
Percent of ANIV                                                                           98.00%                     25.20%
Certificate Factor                                                                     1.0000000                 1.0000000
Servicer Advances                               2,006,037.09
Servicer Pay Ahead Balance                      1,866,648.73
Maturity Advances Outstanding                              -
Number of Current Contracts                           36,457
Weighted Average Lease Rate                             6.84%
Weighted Average Remaining Term                         26.0

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value              749,953,731.26
  Discounted Principal Balance                749,642,328.82
  Notional/Certificate Balance                                                       735,000,000.00         189,000,000.00
  Adjusted Notional/Certificate Balance                                              735,000,000.00         189,000,000.00
  Percent of ANIV                                                                            98.00%                  25.20%
  Certificate Factor                                                                      1.0000000              1.0000000
  Servicer Advances                             2,002,168.75
  Servicer Pay Ahead Balance                    1,819,059.93
  Maturity Advances Outstanding                           -
  Number of Current Contracts                         36,726
  Weighted Average Lease Rate                           6.84%
  Weighted Average Remaining Term                       25.0

Prior Certificate Interest Payment Date        June 25, 1999
Next Certificate Interest Payment Date    September 24, 1999
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                              Class A2                     Class A3
                                              --------                     --------
                                         Percent      Balance          Percent       Balance
--------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     57.76%     424,500,000.00      9.90%     72,800,000.00
Percent of ANIV                                              56.60%                        9.71%
Certificate Factor                                       1.0000000                    1.0000000
Notional/Certificate Rate                                    5.413%                       5.463%
Targeted Maturity Dates                           December 25, 2001              March 25, 2002
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                        424,500,000.00                72,800,000.00
Adjusted Notional/Certificate Balance               424,500,000.00                72,800,000.00
Percent of ANIV                                              56.60%                        9.71%
Certificate Factor                                       1.0000000                    1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                      424,500,000.00                72,800,000.00
  Adjusted Notional/Certificate Balance             424,500,000.00                72,800,000.00
  Percent of ANIV                                            56.60%                        9.71%
  Certificate Factor                                     1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                 Class B                Transferor Interest
                                                 -------                --------------------
                                             Percent     Balance              Balance
--------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance          6.63%    48,700,000.00          14,988,732.51
Percent of ANIV                                                 6.49%                  2.00%
Certificate Factor                                         1.0000000
Notional/Certificate Rate                                      6.959%
Targeted Maturity Dates                             December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                           48,700,000.00          14,962,490.69
Adjusted Notional/Certificate Balance                  48,700,000.00          14,962,490.69
Percent of ANIV                                                 6.49%                  2.00%
Certificate Factor                                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         48,700,000.00          14,953,731.26
  Adjusted Notional/Certificate Balance                48,700,000.00          14,953,731.26
  Percent of ANIV                                               6.49%                  2.00%
  Certificate Factor                                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                  Vehicles
---------------------------------                  --------
Principal Collections                                                 6,898,698.60
Prepayments in Full                                   188             3,717,898.08
                                                      ---
Reallocation Payment                                   3                 89,480.08
                                                      --
Interest Collections                                                  5,326,280.70
Net Liquidation Proceeds and Recoveries                               1,213,927.57
Increase (Decrease) in Maturity Advances                                         -
Net Liquidation Proceeds - Vehicle Sales                                 35,073.60
Non-Recoverable Advances                                                (53,740.29)
                                                               ------------------------
Total Available                                                      17,227,618.34
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                      Amount                Annual Amount
                                                  --------               --------------
  Total Capped Expenses Paid                       15,745.94               141,713.46
  Total Uncapped Expenses Paid                             -                        -
  Capped and Uncapped Expenses Due                         -                        -

SERVICER'S FEE DUE:
  Servicer's Fee Paid                             624,968.75
  Servicer's Fee Balance Due                               -
 SUPPLEMENTAL SERVICER'S FEES                      56,340.30
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------

REVOLVING PERIOD:                                    Vehicles               Amount
                                                     --------               ------
 Beginning Unreinvested Principal Collections                                8,186.30
 Principal Collections & Liquidated Contracts                           12,384,289.92
 Allocation to Subsequent Contracts                    541             (12,390,046.31)
                                                       ---          -----------------
 Ending Unreinvested Principal Collections                                   2,429.91
---------------------------------------------------------------------------------------

                            TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 1999 for the Collection Period of
                             July 1 through July 31, 1999

                                                          Class A1         Class A2     Class A3       Class B        Total Class
                                                          --------         --------     --------       -------        -----------
                                                           Balance         Balance      Balance        Balance          Balance
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE
Three Month LIBOR +                                              0.23%           0.27%          0.32%          2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                             189,000,000.00  424,500,000.00  72,800,000.00  48,700,000.00  735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period                    -               -              -              -               -
At Certificate Payment Date:
 Paid to Swap Counterparty                           -              -               -              -              -               -
 Due to Swap Counterparty                            -              -               -              -              -               -
 Proration %                                       0.00%
 Interest Due to Investors                                          -               -              -              -               -
 Interest Payment to Investors                                      -               -              -              -               -

Net Settlement due to / (receive by) Swap Counterparty              -               -              -              -               -

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                 -               -              -              -               -

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                             -               -              -              -               -
Swap Interest Shortfall Inc/(Dec) This Period                       -               -              -              -               -
Swap Swap Interest Shortfall Carryover                              -               -              -              -               -

INTEREST RESET
Interest Rate                                                 5.44750%         5.48750%      5.53750%       7.21750%
Number of Days                                                     94               94            94             94
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE         2,688,341.25     6,082,436.46  1,052,617.22     917,785.32
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/  HOLLY PEARSON
------------------------------------
     Holly Pearson, Treasury Manager

                             Page 4